Exhibit 99.1

Protalix BioTherapeutics Announces $43.7 Million in Financing to

Further Advance its Programs in Fabry Disease

Private financing includes Israeli and U.S. investors to support Protalix’s innovative drug development technologies

CARMIEL, Israel, March 12, 2020 -- Protalix BioTherapeutics, Inc. (NYSE American: PLX) (TASE: PLX), a biopharmaceutical company focused on the development, production and commercialization of recombinant therapeutic proteins produced by its proprietary ProCellEx® plant cell-based protein expression system, today announced that it has successfully secured securities purchase agreements, or the Purchase Agreements, to raise $43.7 million through a private equity investment (PIPE) in the Company. Participating in the financing were a number of leading Israeli and U.S.-based investors including Psagot Investment House, More Investment House, Highbridge Capital, UBS O’Connor, Rosalind Capital, and Alrov Properties, among others. Rosario Capital and Houlihan Lokey served as financial advisors in the private placement.

Net proceeds from the financing will be used to advance the Company’s clinical programs and commercialization of PRX-102 for the treatment of Fabry disease, as well as to further develop its early stage pipeline of therapeutics, and for general corporate purposes.

Pursuant to the Purchase Agreements, the Company, in a private placement in reliance on the exemption from the registration requirements of the U.S Securities Act of 1933 (the “Securities Act”), agreed to issue and sell to the purchasers an aggregate of approximately 17.6 million unregistered shares of the Company’s common stock at a price per share of $2.485. The Company expects to generate gross proceeds equal to approximately $43.7 million in the private placement. Each share to be issued will be accompanied by a warrant to purchase one share of our common stock, or the Warrant Shares, at an exercise price equal to $2.36. The financing is further described in the Form 8-K to be filed on March 12, 2020 and in the Securities Purchase Agreement to be attached to the Form 8-K.

“Today’s significant financing from some of the leading investors in Israel and the U.S. underlines Protalix’s commitment to bringing important treatment to the Fabry patient community,” said Dror Bashan, Protalix’s President and Chief Executive Officer. “Our ability to secure this transaction under some of the most challenging market conditions in over a decade is a strong indication of the deep interest in our technology and platform, and serves as validation that our years of work with the Fabry community remains of significant, continued importance to these patients.”

“This additional influx of capital will help to progress our multiple ongoing clinical trials toward completion,” said Eyal Rubin, Protalix’s Chief Financial Officer. “We want to thank all the participants in this financing for their confidence in our company. This will further reinforce our strong foundation as we look to another truly transformational year for Protalix.”

The securities to be sold in this private placement have not been registered under the Securities Act or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The Company had agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the shares of common stock issued in the private placement.

This release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be by means of a prospectus.

About Protalix BioTherapeutics, Inc.

Protalix is a biopharmaceutical company focused on the development and commercialization of recombinant therapeutic proteins expressed through its proprietary plant cell-based expression system, ProCellEx®. Protalix was the first company to gain U.S. Food and Drug Administration (FDA) approval of a protein produced through plant cell-based in suspension expression system. Protalix’s unique expression system represents a new method for developing recombinant proteins in an industrial-scale manner.

Protalix’s first product manufactured by ProCellEx, taliglucerase alfa, was approved for marketing by the FDA in May 2012 and, subsequently, by the regulatory authorities of other countries. Protalix has licensed to Pfizer Inc. the worldwide development and commercialization rights for taliglucerase alfa, excluding Brazil, where Protalix retains full rights.

Protalix’s development pipeline consists of proprietary, potentially clinically superior versions of recombinant therapeutic proteins that target established pharmaceutical markets, including the following product candidates: pegunigalsidase alfa, a modified version of the recombinant human α-Galactosidase-A protein for the treatment of Fabry disease; OPRX-106, an orally-delivered anti-inflammatory treatment; alidornase alfa for the treatment of Cystic Fibrosis; and others. Protalix has partnered with Chiesi Farmaceutici S.p.A., both in the United States and outside the United States, for the development and commercialization of pegunigalsidase alfa.

Forward-Looking Statements

To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. The terms “expect,” “anticipate,” “believe,” “estimate,” “project,” “plan,” “should” and “intend,” and other words or phrases of similar import are intended to identify forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Drug discovery and development involve a high degree of risk and the final results of a clinical trial may be different than the preliminary findings for the clinical trial. Factors that might cause material differences include, among others: the timing of the closing of the PIPE financing, if at all; our inability, or the inability of the investors, to satisfy the conditions to closing for the PIPE financing; risks related to our ability to identify and complete strategic alternatives on attractive terms or at all within the time period required to regain compliance with the continued listing standards of the NYSE American; failure or delay in the commencement or completion of our preclinical and clinical trials which may be caused by several factors, including: risks that the FDA will not accept an application for accelerated approval of PRX-102 with the data generated to date or will request additional data or other conditions of our submission of any application for accelerated approval of PRX-102; slower than expected rates of patient recruitment; unforeseen safety issues; determination of dosing issues; lack of effectiveness during clinical trials; inability to monitor patients adequately during or after treatment; and inability or unwillingness of medical investigators and institutional review boards to follow our clinical protocols; the risk that the results of the clinical trials of our product candidates will not support our claims of safety or efficacy, that our product candidates will not have the desired effects or will be associated with undesirable side effects or other unexpected characteristics; risks related to our ability to maintain and manage our relationship with Chiesi Farmaceutici and any other collaborator, distributor or partner; risks related to the ultimate purchase by Fundação Oswaldo Cruz of alfataliglicerase pursuant to the stated purchase intentions of the Brazilian Ministry of Health of the stated amounts, if at all; risks relating to our ability to make scheduled payments of the principal of, to pay interest on or to refinance our outstanding notes or any other indebtedness; our dependence on performance by third party providers of services and supplies, including without limitation, clinical trial services; delays in our preparation and filing of applications for regulatory approval; delays in the approval or potential rejection of any applications we file with the FDA or other health regulatory authorities, and other risks relating to the review process; our ability to identify suitable product candidates; the inherent risks and uncertainties in developing drug platforms and products of the type we are developing; the impact of development of competing therapies and/or technologies by other companies and institutions; potential product liability risks, and risks of securing adequate levels of product liability and other necessary insurance coverage; and other factors described in our filings with the U.S. Securities and Exchange Commission. The statements in this press release are valid only as of the date hereof and we disclaim any obligation to update this information, except as may be required by law.

Investor Contact
Chuck Padala, Managing Director
LifeSci Advisors
+1-646-627-8390
chuck@lifesciadvisors.com

Media Contact
Brian Pinkston
LaVoieHealthScience
+1-857-588-3347
bpinkston@lavoiehealthscience.com